UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 17, 2016

HELEN OF TROY LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

CLARENDON HOUSE

2 CHURCH STREET

HAMILTON, BERMUDA

(Business address of registrant)

ONE HELEN OF TROY PLAZA

EL PASO, TEXAS 79912

(United States mailing address of registrant and zip code)

915-225-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Amendment to the Helen of Troy Limited Amended and Restated 2011 Annual Incentive Plan

On August 17, 2016, at the Annual General Meeting of Shareholders (the “Annual Meeting”) of Helen of Troy Limited (the “Company”), the shareholders of the Company approved an amendment to the Company’s Amended and Restated 2011 Annual Incentive Plan (the “Amendment”). The Amendment amends the Helen of Troy Limited 2011 Annual Incentive Plan (the “2011 Bonus Plan”) to increase the limit on the aggregate incentive bonus compensation received by any Participant (as defined in the 2011 Bonus Plan) under the 2011 Bonus Plan in any performance period to $4,500,000 from $3,000,000.  No other amendments were made to the 2011 Bonus Plan.

Further description of the material terms and conditions of the Amendment and the 2011 Bonus Plan is included in “Proposal 4:  Approval of an amendment to the Helen of Troy Limited Amended and Restated 2011 Annual Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, filed with the Securities and Exchange Commission on June 27, 2016, which is incorporated by reference herein.

Departure of Chief Operations Officer

On August 18, 2016, Mr. Thomas J. Benson stepped down as the Chief Operations Officer of the Company.  In connection with Mr. Benson’s departure from the Company, he will receive (1) a cash payment in the amount of $600,000, payable in 24 semi-monthly installments, and a lump sum payment in the amount of $450,000, (2) the pro rata portion of his annual incentive award for fiscal year 2017 based on the actual performance of the Company during fiscal year 2017, (3) the pro rata portion of his outstanding performance based restricted stock units (RSUs) based upon the actual performance of the Company during the performance periods, (4) pro rata acceleration of his time-vested stock options and RSUs through the date of his departure, and (5) reimbursement of the cost associated with the continuation of health insurance benefits under COBRA for him and his family for a maximum of 12 months after the date of termination or until he is covered by or eligible for coverage under another health insurance policy, if that occurs earlier than 12 months. Mr. Benson will receive the payments and other benefits described above subject to his entering into a separation agreement with the Company providing for the payments and benefits described above and other customary terms relating to his departure from the Company.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On August 17, 2016, the Company held its Annual Meeting. The following proposals were submitted to a vote of the shareholders of the Company at the Annual Meeting:

1.                                      Setting of the number of director positions at eight and the election of the eight nominees to the Company’s Board of Directors.

2.                                      An advisory vote on the Company’s executive compensation.

3.                                      Approval of nine proposals relating to the Company’s Amended and Restated Bye-laws.

4.                                      Approval of an amendment to the Helen of Troy Limited Amended and Restated 2011 Annual Incentive Plan.

5.                                      Ratification of the appointment of Grant Thornton LLP as the Company’s auditor and independent registered public accounting firm and the authorization of the Company’s Audit Committee of the Board of Directors to set the auditor’s remuneration.

Board of Director Election Results

The Company’s eight nominees for director were each elected to serve a one-year term. The votes for each director were as follows:

Name:	For	Against	Abstain	Broker Non-Votes
Gary B. Abromovitz	24,157,911	479,672	16,593	1,771,434
John B. Butterworth	24,386,697	250,827	16,652	1,771,434
Alexander M. Davern	24,515,065	122,459	16,652	1,771,434
Timothy F. Meeker	24,217,560	420,003	16,613	1,771,434
Julien R. Mininberg	24,447,618	189,905	16,653	1,771,434
Beryl B. Raff	20,695,244	3,942,319	16,613	1,771,434
William F. Susetka	24,289,046	348,498	16,632	1,771,434
Darren G. Woody	24,217,659	419,934	16,583	1,771,434

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:

For	Against	Abstain	Broker Non-Votes
24,360,026	258,663	35,487	1,771,434

Approval of Nine Proposals Relating to the Company’s Amended and Restated Bye-Laws

The nine proposals to implement the Amended and Restated Bye-Laws of the Company were approved. The votes cast on each proposal were as follows:

Proposal 3A — Advance Notice Provisions For Director Nominations And Eligibility

For	Against	Abstain	Broker Non-Votes
21,642,971	2,891,646	119,559	1,771,434

Proposal 3B — Advance Notice Provisions For Shareholder Proposals of Business (Other than Director Nominations)

For	Against	Abstain	Broker Non-Votes
21,643,278	2,891,626	119,272	1,771,434

Proposal 3C — Majority Voting In Director Elections Except Plurality Voting in Contested Director Elections

For	Against	Abstain	Broker Non-Votes
24,495,068	39,777	119,331	1,771,434

Proposal 3D — Authorization To Fix Number of Directors And Filling A Vacancy On The Board

For	Against	Abstain	Broker Non-Votes
23,889,402	645,924	118,850	1,771,434

Proposal 3E — Casting Of Votes

For	Against	Abstain	Broker Non-Votes
24,479,588	53,623	120,965	1,771,434

Proposal 3F — Appointment Of Proxy

For	Against	Abstain	Broker Non-Votes
24,474,847	58,932	120,397	1,771,434

Proposal 3G — Director Remuneration

For	Against	Abstain	Broker Non-Votes
24,413,157	112,382	128,637	1,771,434

Proposal 3H — Other Changes To The Bye-Laws

For	Against	Abstain	Broker Non-Votes
24,468,963	55,853	129,360	1,771,434

Proposal 3I — Board Authorisation

For	Against	Abstain	Broker Non-Votes
24,507,525	31,971	114,680	1,771,434

Approval of Amendment to the Helen of Troy Limited Amended and Restated 2011 Annual Incentive Plan

The proposal to approve the amendment to the Helen of Troy Limited Amended and Restated 2011 Annual Incentive Plan was approved, having received the following votes:

For	Against	Abstain	Broker Non-Votes
23,905,153	621,533	127,490	1,771,434

Ratification of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Grant Thornton LLP to serve as the Company’s auditor and independent registered public accounting firm and to authorize the Company’s Audit Committee of the Board of Directors to set the auditor’s remuneration was approved. The votes were cast as follows:

For	Against	Abstain
26,069,438	171,006	185,166

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: August 23, 2016	/s/ Brian L. Grass
Brian L. Grass
Chief Financial Officer